SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  June 4, 2007

Accredited Home Lenders Holding Co.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32275 (Commission File Number)	04-3669482 (IRS Employer Identification No.)

15253 Avenue of Science, San Diego, CA 92128

(Address of principal executive offices)

(858) 676-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 4, 2007, Accredited Home Lenders Holding Co., a Delaware corporation (“Accredited”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with LSF5 Accredited Investments, LLC, a Delaware limited liability company (“Parent”), and LSF5 Accredited Merger Co., Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.001 per share, of Accredited at a purchase price of $15.10 per share, net to the holder thereof in cash (the “Offer Price”). Pursuant to the Merger Agreement, as soon as practicable after the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into Accredited (the “Merger”) and Accredited will become a wholly-owned subsidiary of Parent. In the Merger, the shares of Accredited remaining outstanding following the consummation of the Offer, other than shares held by Parent, Purchaser or by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive the Offer Price.

The obligation of Purchaser to accept for payment and pay for the shares tendered in the Offer is subject to the satisfaction or waiver of a number of closing conditions set forth in the Merger Agreement. It is also a condition to Purchaser’s obligation to accept for payment and pay for the shares tendered in the Offer that more than 50% of the outstanding shares of Accredited common stock on a fully diluted basis shall have been validly tendered in accordance with the terms of the Offer and not properly withdrawn (the “Minimum Condition”). The Minimum Condition may not be waived by Purchaser without the prior written consent of Accredited.

The closing of the Merger is subject to customary closing conditions, and, depending on the number of shares held by Parent and Purchaser after Purchaser’s acceptance of the shares properly tendered in connection with the Offer, approval of the Merger by holders of the outstanding shares of Accredited common stock remaining after the completion of the Offer.

The Merger Agreement includes customary representations, warranties and covenants of Accredited, Parent and Purchaser. Accredited has agreed to operate its business in the ordinary course until the Merger is consummated. Accredited has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Accredited and to certain restrictions on its ability to respond to any such proposal. The Merger Agreement also includes customary termination provisions for both Accredited and Parent. Depending on the circumstances of a termination of the Merger Agreement, Accredited or Parent may be required to pay a termination fee.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this report and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The Merger Agreement contains representations and warranties of Accredited, Parent and Purchaser made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract among Accredited, Parent and Purchaser and may be subject to important qualifications and limitations agreed to by Accredited, Parent and Purchaser in connection with the negotiating terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk among Accredited, Parent and Purchaser rather than establishing matters as facts.

Notice to Investors

The tender offer for the outstanding common stock of Accredited referred to in this report has not yet commenced. This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Accredited common stock will be made pursuant to an offer to purchase and related materials that Parent intends to file with the U.S. Securities and Exchange Commission. At the time the offer is commenced, Parent will file a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission, and thereafter Accredited will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of Accredited. In addition, all of these materials (and all other materials filed by Accredited with the U.S. Securities and Exchange Commission) will be available at no charge from the U.S. Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders may obtain free copies of the documents filed with the U.S. Securities and Exchange Commission by Accredited at www.accredhome.com.

Forward Looking-Statements

This report contains “forward-looking statements” that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many Accredited stockholders will tender their stock in the offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Accredited’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by Accredited, as well as the tender offer documents to be filed by Parent and the Solicitation/Recommendation Statement to be filed by Accredited. All of the materials related to the offer (and all other offer documents filed with the U.S. Securities and Exchange Commission) will be available at no charge from the U.S. Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the U.S. Securities and Exchange Commission by Accredited at www.accredhome.com. Accredited does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 8.01. Other Events

On June 4, 2007, Accredited and Lone Star Fund V, through its affiliate Lone Star U.S. Acquisitions, LLC issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 4, 2007, by and among LSF5 Accredited Investments, LLC, LSF5 Accredited Merger Co., Inc. and Accredited Home Lenders Holding Co.
99.1	Joint Press Release of Accredited Home Lenders Holding Co. and Lone Star Fund V, through its affiliate Lone Star U.S. Acquisitions, LLC, dated as of June 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Accredited, Inc.

By: /s/ James A. Konrath
James A. Konrath
Chief Executive Officer

Dated: June 4, 2007